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                                                                  EXHIBIT 10.261

                 INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER (S):                                       SELLER (DEALER):
READY MIX, INC.                                      CASHMAN EQUIPMENT CO.
1430 E. FLAMINGO ROAD                                3101 EAST CRAIG ROAD
SUITE 100                                            P.O. BOX 271630
LAS VEGAS, NV 89121                                  LAS VEGAS, NV 89127-1630
County: CLARK

Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") [ILLEGIBLE] Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both & cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.

       NEW    (IF USED)                                                                DELIVERED
       OR       FIRST                                                                  CASH SALE
      USED      USED      MODEL       DESCRIPTION OF UNIT(S)       SERIAL#               PRICE
------------------------------------------------------------------------------------------------
(1)                        216    Caterpillar Skid Steer Loader    4N20471d          $ 22,500.00

FIRST                DESCRIPTION OF ADDITIONAL SECURITY             Sub-Total ..................................     $   22,500.00
USED                   (MAKE, MODEL & SERIAL NUMBER)                Sales Tax ..................................     $    1,687.50
                                                              1.    Total Cash Sale Price ......................     $   24,187.50
                                                                    Cash Down Pay ..............................              0.00
                                                                    Net Trade-in Allow .........................         10,500.00
FIRST                DESCRIPTION OF TRADE-IN EQUIPMENT        2.    Total Down Payment .........................     $   10,500.00
USED                   (MAKE, MODEL & SERIAL NUMBER)          3.    Unpaid Balance of Cash Price(1-2) ..........     $   13,687.50
JCB 185 746860                                                4.    Official Fees (Specify) ....................     $      350.00
                                                                    Document Fee ...............................            350.00
                                                                    Other Fees .................................              0.00
                                                              5.    Physical Damage Insurance ..................     $
                                                              6.    Principal Balance
                                                                    (Amount Financed) (3+4+5) ..................     $   14,037.50
Trade-in Value                                 10,500.00      7.    FINANCE CHARGE
Less Owing to                                       0.00            (Time Price Differential) ..................     $        0.02
Net Trade-in Allowance                         10,500.00      8.    Time Balance
                                                                    (Total of Payments) (6+7) ..................     $   14,037.48
Location of Units:   3430 E. FLAMINGO ROAD                    9.    Time Sale Balance
                     LAS VEGAS, NY 89121, CLARK                     (Total of Payment Price) (2+8) .............     $   24,537.48
                                                              10.   ANNUAL PERCENTAGE RATE .....................              0.00%
                                                              11.   Date FINANCE CHARGE begins to accrue 2-12-04

PURCHASER HEREBY SELLS AND CONVEYS TO SELLER THE ABOVE DESCRIBED TRADE-IN EQUIPMENT AND WARRANTS IT TO BE FREE AND CLEAR OF ALL CLAIMS, LIENS SECURITY INTERESTS AND ENCUMBRANCES EXCEPT TO THE EXTENT SHOWN ABOVE.

         1. PAYMENT: Purchaser shall pay to Seller, at PO Box 100647 [ILLEGIBLE], CA 91189-0647 or such other location Seller designates in writing, the Times Balance (Item 8 above) as follows (check (a) or (b)]:

X (a) in 36 equal monthly installments of $ 389.93 each, with the first installment due on 3-12-04, and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of n/a), until the entire indebtedness has been paid; or

__(b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued or reverse)

  SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS
                                    CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER; (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of 2-12-2004

Purchaser(s)                                   Seller:
READY MIX, INC.                                CASHMAN EQUIPMENT CO.

By /s/ [ILLEGIBLE]                             By  /s/ [ILLEGIBLE]
   ----------------------------                    -----------------------------

Name (PRINT) [ILLEGIBLE]                       Name (PRINT) [ILLEGIBLE]

Title [ILLEGIBLE]                              Title [ILLEGIBLE]